UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2019

WAVE LIFE SCIENCES LTD.

(Exact name of registrant as specified in its charter)

Singapore	001-37627	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Straits View #12-00, Marina One
East Tower Singapore	018936
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +65 6236 3388

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
$0 Par Value Ordinary Shares	WVE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A is being filed by Wave Life Sciences Ltd. (the “Company”) as an amendment (the “Amendment”) to the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission on August 14, 2019 that disclosed the preliminary voting results (the “Original Report”) of the Company’s 2019 Annual General Meeting of Shareholders on August 8, 2019 (the “Annual Meeting”). This Amendment to the Original Report is being filed to disclose the final voting results received on August 15, 2019, certified by Broadridge Financial Solutions, Inc., the independent Inspector of Elections, and amends and restates Item 5.07 of the Original Report in its entirety.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	On August 8, 2019, Wave Life Sciences Ltd. (the “Company”) held its 2019 Annual General Meeting of Shareholders (the “Annual Meeting”). Of the 34,280,578 ordinary shares issued and outstanding and eligible to vote as of the meeting date of August 8, 2019, a quorum of 27,493,785 ordinary shares, or 80.2%, of the eligible shares, was present in person or represented by proxy at the Annual Meeting.

(b)	The following actions were taken at the Annual Meeting, all of which are described in the Company’s definitive proxy statement that was filed with the Securities and Exchange Commission on June 26, 2019 (the “Proxy Statement”). The final voting results for each of the proposals voted upon at the Annual Meeting are set forth below.

Proposal 1 (a) - (g)- Shareholders re-elected each of the Company’s seven existing directors to the Board of Directors for a term ending on the Company’s 2020 Annual General Meeting of Shareholders and his successor is duly elected and qualified, with the final votes cast as follows:

Board of Directors Nominee	For	Against	Abstain	Broker Non-Vote
Paul B. Bolno, M.D.	25,925,809	94,280	25,313	1,448,383
Christian Henry	23,497,027	2,522,562	25,813	1,448,383
Peter Kolchinsky, Ph.D.	24,720,157	1,299,432	25,813	1,448,383
Koji Miura	25,952,614	67,475	25,313	1,448,383
Adrian Rawcliffe	25,951,414	68,175	25,813	1,448,383
Ken Takanashi	20,838,327	5,181,762	25,313	1,448,383
Gregory L. Verdine, Ph.D.	25,852,344	167,745	25,313	1,448,383

Proposal 2- Shareholders re-appointed KPMG LLP to serve as the Company’s independent registered public accounting firm and independent Singapore auditor for the year ending December 31, 2019, and to authorize the Audit Committee of the Board of Directors to fix KPMG LLP’s remuneration for services provided through the date of the Company’s 2020 Annual General Meeting of Shareholders, with the final votes cast as follows:

For	Against	Abstain	Broker Non- Vote
27,465,255	3,425	25,105	0

Proposal 3- Shareholders approved the Company’s payment of cash and equity-based compensation to the Company’s non-employee directors for their service on the Board of Directors and its committees, in the manner and on the basis set forth in the Proxy Statement, with the final votes cast as follows:

For	Against	Abstain	Broker Non- Vote
25,979,530	36,459	29,413	1,448,383

Proposal 4- Shareholders approved a general authorization for the directors of the Company to allot and issue ordinary shares of the Company, in the manner and on the basis set forth in the Proxy Statement, with the final votes cast as follows:

For	Against	Abstain	Broker Non- Vote
25,343,324	626,723	75,355	1,448,383

Proposal 5- Shareholders approved the Company’s 2019 Employee Share Purchase Plan, as described in the proxy statement, with the final votes cast as follows:

For	Against	Abstain	Broker Non- Vote
25,940,918	28,434	76,050	1,448,383

Proposal 6- Shareholders approved on a non-binding, advisory basis only, the compensation of our named executive officers, in the manner and on the basis set forth described in the proxy statement, with the final votes cast as follows:

For	Against	Abstain	Broker Non- Vote
22,734,006	3,209,941	101,455	1,448,383

Proposal 7- Shareholders approved on a non-binding, advisory basis only, holding future votes on the compensation of the Company’s named executive officers every year. The final votes of the shareholders’ non-binding, advisory vote with respect to the frequency of future advisory votes on the compensation of the Company’s named executive officers were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non- Vote
25,795,641	1,685	221,971	26,105	1,448,383

After taking into consideration the foregoing voting results and the prior recommendation of the Company’s Board of Directors in favor of an annual shareholder advisory vote on the compensation of the Company’s named executive officers, the Board of Directors intends to hold future advisory votes on the compensation of the Company’s named executive officers on an annual basis until the next required shareholder vote on the frequency of such advisory vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVE LIFE SCIENCES LTD.

By:	/s/ Paul B. Bolno, M.D.
Paul B. Bolno, M.D.
President and Chief Executive Officer

Date: August 16, 2019